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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A
                                (AMENDMENT NO.1)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    November 19, 1996
                                                      -------------------------

                                EuroMed, Inc.
          ---------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Nevada                      0-27720                      88-031770
      --------------                ------------              -----------------
(State or other jurisdiction        (Commission                 (IRS Employer
    of incorporation                File Number)             Identification No.)


       Wilhelminakanaal Noord 6, NL 4902VR Oosterhout, The Netherlands
    ---------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code     011-31-16-203-7440
                                                     ---------------------------
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Reference is made to the Current Report on Form 8-K filed on by the Company on
November 26, 1996 (the "Form 8-K"). The Form 8-K is amended in its entirety by the following:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 19, 1996, KPMG Accountants N.V. ("KPMG") resigned as EuroMed, Inc.'s independent public accountant. No report of KPMG for EuroMed has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between KPMG and EuroMed as described in Item 304(a)(1)(iv) of Regulation S-K or events of the kind set forth in Item 304(a)(1)(v) of Regulation S- K.

         EuroMed provided KPMG with the above disclosures prior to filing the Form 8-K with the Commission, and is filing herewith KPMG's response to those disclosures pursuant to Item 304(a)(3) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.               Description
         -----------               -----------
         16                        Letter Regarding Change in Principle
                                   Accountant by KPMG Accountants (1)



---------------
         (1)   Filed herewith.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EUROMED, INC.



Date:  December 12, 1996                     By:  /s/ Robert A. Shuey, III
                                                  ----------------------------
                                                  Robert A. Shuey, III
                                                  Co-Chief Executive Officer





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  16          -  Letter Regarding Change in Principle Accountant by KPMG